Exhibit 99.3

NUMBER

HASI

SHARES

THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE SIDE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION.

CUSIP

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE, OF

HA Sustainable Infrastructure Capital, Inc.

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation and any amendments thereto (copies of which are on file with the Corporation and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER (Seal)

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
American Stock Transfer & Trust Company, LLC

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

IMPORTANT NOTICE

The Corporation will furnish to any stockholder, on request and without charge, a summary of the powers, designations, preferences, and relative, participating, optional or other special rights of the stock of each class which the Corporation has authority to issue and the qualifications, limitations or restrictions of such preferences and rights, and the variations in rights, preferences and limitations determined for each series which are fixed by the Certificate of Incorporation of the Corporation, as may be amended from time to time (the “Charter”), and the resolutions of the Board of Directors, and the authority of the Board of Directors to set such rights and preferences of subsequent series. The foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to the Charter, a copy of which will be sent without charge to each stockholder who so requests. Such request must be made to the Secretary of the Corporation at its principal office or to the Transfer Agent.

The Board of Directors may require the owner of a lost or destroyed certificate, or his or her legal representatives, to give the Corporation a bond to indemnify it and its Transfer Agents and Registrars against any claim that may be made against them on account of the alleged loss or destruction of any such certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UTMA –		Custodian
		(Cust)		(Minor)

TEN ENT – as tenants by entireties		under Uniform Transfers to Minors

JT TEN – as joint tenants with right of survivorship and not as tenants in common		Act
(State)
Additional abbreviations may also be used though not in above list.

For value received hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated	X

X

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED, GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.